Exhibit 10.3

FORM OF

INTELLECTUAL PROPERTY CROSS LICENSE AGREEMENT

BY AND BETWEEN

3M COMPANY

AND

GARDEN SPINCO CORPORATION

DATED AS OF [        ]

TABLE OF CONTENTS

APPENDICES

Appendix A	3M Proprietary Manufacturing Technology
Appendix B	Excluded SpinCo Trade Secrets

INTELLECTUAL PROPERTY CROSS-LICENSE AGREEMENT

This INTELLECTUAL PROPERTY CROSS-LICENSE AGREEMENT (this “Agreement”), dated as of [    ], 2022, is entered into by and between 3M Company, a Delaware corporation (“Company”), and Garden SpinCo Corporation, a Delaware corporation (“SpinCo”). Company and SpinCo are collectively referred to herein as the “Parties” and individually referred to herein as a “Party.”

RECITALS

WHEREAS, pursuant to that certain Separation and Distribution Agreement (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Separation and Distribution Agreement” or “SDA”), dated as of December 13, 2021, by and among Company, SpinCo and Neogen Corporation (“Parent”), Company intends to separate the SpinCo Business (as defined in the SDA) from the Company Business (as defined in the SDA) and to cause the SpinCo Assets (as defined in the SDA) to be transferred to SpinCo and its Subsidiaries upon the terms and subject to the conditions contained in the SDA;

WHEREAS, to facilitate and provide for an orderly transition in connection with the transactions contemplated by the Separation and Distribution Agreement, Company Licensors wish to grant to SpinCo and its Subsidiaries (in such capacity, the “SpinCo Licensees”) licenses to certain Company Licensed Patents, Company Licensed Other IP and Company Licensed 3M Proprietary Manufacturing IP, and SpinCo and its Subsidiaries (in such capacity, the “SpinCo Licensors”) wish to grant to Company and its Subsidiaries (in such capacity, the “Company Licensees”) licenses to certain SpinCo Licensed Patents and SpinCo Licensed Other IP, in each case, as and to the extent set forth herein; and

WHEREAS, this Agreement constitutes the IP Cross-License Agreement referred to in the Separation and Distribution Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Separation and Distribution Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

Article 1
DEFINITIONS

Section 1.1.       Certain Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Separation and Distribution Agreement. As used in this Agreement, the following terms shall have the following meanings, which shall control in the case of any conflict between the definitions set forth in the Separation and Distribution Agreement and this Agreement.

“3M Proprietary Manufacturing Technology” means the Technology described on Appendix A used in the operation of the SpinCo Business as of the Separation to the extent related to the manufacturing of the products of the SpinCo Business as of the Separation.

“Bankruptcy Code” means Title 11 of the United States Code.

“Change of Control” means, with respect to a Party, the occurrence after the Separation Date of any of the following: (a) a transaction whereby any Person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) would acquire, directly or indirectly, voting securities representing more than fifty percent (50%) of the total voting power of such Party; (b) a merger, consolidation, recapitalization or reorganization of such Party, unless securities representing more than fifty percent (50%) of the total voting power of the legal successor to such Party as a result of such merger, consolidation, recapitalization or reorganization are immediately thereafter beneficially owned, directly or indirectly, by the Persons who beneficially owned such Party’s outstanding voting securities immediately prior to such transaction; or (c) the sale of all or substantially all of the consolidated assets of such Party’s Group. For the avoidance of doubt, no transaction contemplated by the Separation and Distribution Agreement shall be considered a Change of Control.

“Company Field” means the operation of the Company Business in substantially the same manner as the Company Business was operated as of the Separation or in the twelve (12) months immediately preceding the Separation, and natural evolutions and extensions of such Company Business (other than (i) the SpinCo Business as of the Separation or (ii) solely as a limitation on field of the patent license granted in Section 2.2, natural evolutions or extensions of the Company Business that are substantially the same as the SpinCo Business as of the Separation).

“Company Licensed 3M Proprietary Manufacturing IP” means all Trade Secrets and Copyrights owned or Controlled by any of the Company Licensors as of the Separation that are embodied in any of the 3M Proprietary Manufacturing Technology.

“Company Licensed Other IP” means all Intellectual Property Rights (other than Patents, Trademarks, Internet Properties, and Company Licensed 3M Proprietary Manufacturing IP) owned or Controlled by any of the Company Licensors as of the Separation that are embodied in any of the SpinCo Technology (other than 3M Proprietary Manufacturing Technology) or otherwise used or held for use in or on behalf of the SpinCo Business as of the Separation or in the twelve (12) months immediately preceding the Separation.

“Company Licensed Patents” means all Patents owned or Controlled by any of the Company Licensors as of the Separation that would be infringed by the operation of the SpinCo Business as of the Separation or in the twelve (12) months immediately preceding the Separation. For the purposes of the foregoing determination, a Patent issued after the Separation on a Patent application filed prior to, and owned or Controlled by any of the Company Licensors as of, the Separation shall be deemed to have been issued immediately prior to the Separation.

“Company Licensors” means Company and its Subsidiaries.

“Company Technology” means any and all Technology, including any know-how or knowledge of any employees of the Company Business, used in or held for use in the operation of the Company Business as of the Separation or in the twelve (12) months immediately preceding the Separation; provided that the Company Technology excludes the Clean-Trace Software.

“Controlled” means, with respect to any Intellectual Property Rights owned by a third party as of the Separation, the applicable Licensor has the ability to grant a license or other rights in, to or under such Intellectual Property Rights on the terms and conditions set forth herein without violating any Contract between such Licensor and such third party in effect as of the Separation and without payment or the granting of any additional consideration for the grant of such license; provided, that the Intellectual Property Rights will be excluded from being considered “Controlled” by virtue of any additional consideration only if the applicable Licensor notifies the applicable Licensee of such additional consideration and such Licensee does not agree to reimburse such Licensor for or otherwise bear such additional consideration.

“Exploit” means with respect to a license (a) to a Patent, the right to use, make, have made, offer to sell, sell, import, export and otherwise commercialize any invention or device, or practice any method or process, claimed in such Patent, and (b) to all other Intellectual Property Rights, the right to exercise and otherwise commercialize the relevant Intellectual Property Rights, including in the case of Copyrights, the right to reproduce, distribute, create derivative works, display and perform (publicly and otherwise, subject to any applicable confidentiality restrictions), and otherwise use, and in the case of Trade Secrets, the right to use and disclose (subject to any applicable confidentiality restrictions).

“Licensee(s)” means the Company Licensees or the SpinCo Licensees, as applicable, in their capacities as the licensees or grantees of the rights or licenses granted to them by the SpinCo Licensors or the Company Licensors, as applicable, pursuant to Article 2.

“Licensor(s)” means the Company Licensors or the SpinCo Licensors, as applicable, in their capacities as the licensors or grantors of any rights or licenses granted by them to the SpinCo Licensees or the Company Licensees, as applicable, pursuant to Article 2.

“SpinCo Field” means the operation of the SpinCo Business and after the Separation all of SpinCo’s natural evolutions and extensions thereof (other than (i) the Company Business as of the Separation or (ii) solely as a limitation on the field of the patent license granted in Section 2.1(a), natural evolutions or extensions of the SpinCo Business that are substantially the same as the Company Business as of the Separation).

“SpinCo Licensed Other IP” means all Intellectual Property Rights (other than Patents, Trademarks, Internet Properties and the Trade Secrets described on Appendix B) owned or Controlled by any of the SpinCo Licensors as of the Separation or otherwise transferred to the SpinCo Licensors pursuant to any other Transaction Agreement, in each case that are embodied in any of the Company Technology or otherwise used in the Company Business as of the Separation or in the twelve (12) months immediately preceding the Separation.

“SpinCo Licensed Patents” means (a) the Patents set forth on Schedule 2.2(a)(vii)(1) of the SDA, (b) any Patent that issues after the Separation that claims priority to any Patent in clause (a) (except for those claims included in a continuation-in-part that are not supported by any disclosure in the applicable parent Patent), and (c) any foreign counterparts to any of the foregoing, but in each case, solely to the extent such Patents would be infringed by the operation of the Company Business as of the Separation or in the twelve (12) months immediately preceding the Separation.

Section 1.2.       Other Definitions. As used herein, the following terms have the meanings set forth in the Sections set forth below.

Term	Section

Acquired Business	Section 6.4
Acquired Party	Section 6.4
Acquiring Party	Section 6.4
Agreement	Preamble
Company	Preamble
Company Licensees	Recitals
Parent	Recitals
Parties	Preamble
Party	Preamble
SDA	Recitals
Separation and Distribution Agreement	Recitals
SpinCo	Preamble
SpinCo Licensees	Recitals
SpinCo Licensors	Recitals

Article 2
LICENSE GRANTS

Section 2.1.       Grants by Company Licensors. Subject to the terms and conditions of this Agreement, Company, on behalf of itself and its Subsidiaries, agrees to grant, and hereby grants, to the SpinCo Licensees an irrevocable, royalty-free, fully paid-up, non-exclusive, worldwide, non-transferable (except in accordance with Section 6.4) and non-sublicensable (except in accordance with Section 2.3 and Section 2.4):

(a)        under the Company Licensed Patents and the Company Licensed Other IP to Exploit the Company Licensed Patents and the Company Licensed Other IP in the SpinCo Field, including in connection with any products or services of the SpinCo Business, the SpinCo Technology and the 3M Proprietary Manufacturing Technology, in each case solely within the SpinCo Field; provided that the foregoing license does not extend to the Company Licensed 3M Proprietary Manufacturing IP, which is subject to the license in Section 2.1(b); and

(b)       under the Company Licensed 3M Proprietary Manufacturing IP (subject to Section 4.2) for any and all internal uses in connection with the manufacture of any products of the SpinCo Business by SpinCo Licensees, for sale by a SpinCo Licensee solely in the SpinCo Field, and any and all other uses solely in the SpinCo Field consistent with uses by the SpinCo Business as of the Separation or in the twelve (12) months immediately preceding the Separation.

Any exercise or other Exploitation of the Company Licensed Patents, the Company Licensed Other IP or the Company Licensed 3M Proprietary Manufacturing IP by any of the SpinCo Licensees, or any sublicensee thereof (as applicable), outside the scope of the licenses granted in this Section 2.1 is expressly prohibited.

Section 2.2.       Grants by SpinCo Licensors. Subject to the terms and conditions of this Agreement, Company Licensees hereby retain, and SpinCo, on behalf of itself and its Subsidiaries, agrees to grant, and hereby grants, to the Company Licensees, an irrevocable, royalty-free, fully paid-up, non-exclusive, worldwide, non-transferable (except in accordance with Section 6.4) and non-sublicensable (except in accordance with Section 2.3 and Section 2.4) license under the SpinCo Licensed Patents and the SpinCo Licensed Other IP to Exploit the SpinCo Licensed Patents and the SpinCo Licensed Other IP in the Company Field, including in connection with any products or services of the Company Business and the Company Technology, in each case solely within the Company Field. Any exercise or other Exploitation of the SpinCo Licensed Patents or the SpinCo Licensed Other IP by any of the Company Licensees, or any sublicensee thereof (as applicable), outside the scope of the licenses granted in this Section 2.2 is expressly prohibited.

Section 2.3.       Rights of Affiliates & Subsidiaries.

(a)        All rights and licenses granted in Section 2.1 and Section 2.2 are granted to SpinCo and Company, respectively, and to any entity that is a Subsidiary of such Licensee, but only for so long as such entity is a Subsidiary of Licensee, and, except as set forth in Section 2.3(b), will immediately and automatically terminate with respect to such entity as of the effective date when it ceases to be a Subsidiary of Licensee. In addition, SpinCo and Company may sublicense the rights and licenses granted in Section 2.1 and Section 2.2, respectively, and to any entity that is an Affiliate of such Licensee, but only for so long as such entity is an Affiliate of Licensee, and, except as set forth in Section 2.3(b), such sublicense will immediately and automatically terminate with respect to such entity as of the effective date when it ceases to be an Affiliate of Licensee.

(b)       Notwithstanding the foregoing, if such entity ceases to be a Subsidiary or Affiliate of Licensee, as applicable, including by way of a divestiture, spin-off, split-off or similar transaction, the licenses granted in Section 2.1 and Section 2.2 or the sublicenses granted in Section 2.3(a), as applicable, shall continue to apply to such entity, but only with respect to the line of business that it is engaged in at the effective time of such cessation as a Subsidiary or Affiliate of Licensee, as applicable, and all natural evolutions and extensions thereof; provided that such entity or its successor provides the applicable Licensors hereunder with written notice of its change in status as a Subsidiary or Affiliate of Licensee, as applicable, and agrees in writing to be bound by the terms of this Agreement, including any license limitations.

Section 2.4.       Sublicensing; Third Party Rights.

(a)        Subject to Section 2.4(c), each SpinCo Licensee may sublicense the license granted in Section 2.1(a), other than with respect to the license granted under the Company Licensed Patents which licenses are not sublicenseable, and each Company Licensee may sublicense the license granted in Section 2.2, other than with respect to the license granted under the SpinCo Licensed Patents which licenses are not sublicenseable, to a third party solely in connection with the operation of the SpinCo Business or the Company Business, respectively, including in connection with the Exploitation or licensing of its respective Technology, products and services.

(b)       SpinCo Licensees shall not sublicense the license granted to them in Section 2.1(b); provided, however, subject to Article 4 and Section 2.4(c), a SpinCo Licensee may disclose Company Licensed 3M Proprietary Manufacturing IP to a third party, and such third parties are permitted to use such Company Licensed 3M Proprietary Manufacturing IP, in each case solely to the extent necessary for such third party to manufacture products for SpinCo Licensees for first commercial sale of such products by SpinCo Licensees (or sale on behalf of the SpinCo Licensees by their distributors in such capacity).

(c)        Each Licensee shall, and shall cause its sublicensees or third party manufacturer or distributor, as the case may be, to, comply with Section 4.1 and shall not disclose Trade Secrets or confidential information of the applicable Licensors to a sublicensee, except pursuant to a written agreement containing confidentiality and non-disclosure obligations that are no less restrictive than those in this Section 2.4 and Section 4.1. Each Licensee shall be responsible and liable hereunder for any act or omission of a sublicensee or a Person to whom it discloses Trade Secrets and confidential information as if such act or omission were taken by the applicable Licensee directly. Sublicensees or third parties to whom Trade Secrets and confidential information is disclosed shall not be permitted to grant any further sublicenses or permit any further disclosure.

Section 2.5.       Have Made Rights. Licensees understand and acknowledge that the “make” and “have made” rights granted to them under the Company Licensed Patents or the SpinCo Licensed Patents in Section 2.1 or Section 2.2, as applicable, are intended to cover only such Licensees’ own products, the design of which is exclusively owned by such Licensees or their Affiliates and are not intended to cover foundry or contract manufacturing activities that such Licensees or their Affiliates may undertake on behalf of third parties, whether directly or indirectly, or the manufacture of third party products by Licensees. Notwithstanding the foregoing and the inclusion of the “make” and “have made” rights with respect to the Patents licensed under Section 2.1(a) and Section 2.2, Licensees shall not sublicense the Patents licensed to them in Section 2.1(a) and Section 2.2, as applicable, to a third party and Licensees shall not exercise their “make” or “have made” rights in a manner that would have the effect of granting a sublicense to a third party. Notwithstanding the foregoing, the Parties acknowledge and agree that it shall not constitute a breach of Section 2.4(a) or this Section 2.5 by any Licensee if such Licensee purports to grant any of its third party manufacturers a sublicense under the Company Licensed Patents or the SpinCo Licensed Patents, as the case may be, solely in connection with Licensee’s exercise of its have made rights granted under Section 2.1 or Section 2.2, as applicable.

Section 2.6.       Sale of Licensed IP. Should any Licensor sell, assign, transfer, exclusively license or otherwise dispose of its rights in or to any of the Intellectual Property Rights owned by it and licensed to the other Party hereunder, such sale, assignment, transfer, exclusive license or other disposal shall be subject to the licenses granted under this Agreement.

Section 2.7.       No Other Rights; Retained Ownership; Limitations. Each Party acknowledges and agrees that its rights and licenses to the other Party’s Intellectual Property Rights are solely as set forth in, and as may be limited by, this Agreement. Each of the Company Licensors and the SpinCo Licensors retains sole ownership of the Intellectual Property Rights owned and licensed by it in Section 2.1 and Section 2.2, respectively. Notwithstanding anything to the contrary set forth in this Agreement, this Agreement grants to the Licensees no right or license to any Intellectual Property Rights that the Licensors may own or Control now or in the future, except as expressly set forth in Section 2.1 and Section 2.2, respectively, whether by implication, estoppel or otherwise. All rights, titles, and interests not specifically and expressly granted hereunder or otherwise in the Separation and Distribution Agreement or other Ancillary Agreement are expressly reserved.

Article 3
DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITY

Section 3.1.       DISCLAIMER OF WARRANTIES. ALL LICENSES AND RIGHTS GRANTED HEREUNDER ARE GRANTED ON AN AS-IS BASIS WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND. NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, CUSTOM, TRADE, NON-INFRINGEMENT, NON-VIOLATION OR NON-MISAPPROPRIATION OF THIRD-PARTY INTELLECTUAL PROPERTY, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY. ALL SUCH REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED.

Section 3.2.       LIMITATION OF LIABILITY. IN NO EVENT SHALL A PARTY, ITS AFFILIATES OR THEIR RESPECTIVE REPRESENTATIVES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES IN ANY WAY RELATED TO OR ARISING FROM THIS AGREEMENT OR THE INTELLECTUAL PROPERTY RIGHTS LICENSED HEREIN, UNDER ANY THEORY OF LAW, INCLUDING, CONTRACT, TORT OR STRICT LIABILITY, WHETHER OR NOT THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Section 3.3.       General Disclaimer. Nothing contained in this Agreement shall be construed as:

(a)        a warranty or representation by either Party as to the validity, enforceability or scope of any Intellectual Property Rights;

(b)       an agreement by either Party to maintain any Intellectual Property Rights in force;

(c)        an agreement by either Party to bring or prosecute actions or suits against any third party for misappropriation, infringement or other violation of Intellectual Property Rights or any other right, or conferring upon either Party any right to bring or prosecute such actions or suits;

(d)       conferring upon either Party any right to use in advertising, publicity or otherwise any Trademark, trade name or names, or any contraction, abbreviation or simulations thereof, of the other Party;

(e)        conferring upon either Party by implication, estoppel or otherwise, any license or other right, except the licenses and rights expressly granted hereunder; or

(f)        an obligation to provide any technical information, know-how, consultation, technical services or other assistance or deliverables to the other Party.

Article 4
Confidentiality

Section 4.1.       Confidentiality. Notwithstanding the transfer or disclosure of any Technology or grant or retention of any license to a Trade Secret or other proprietary right in confidential information to or by a Party hereunder, during the term of this Agreement and thereafter in perpetuity (subject to Section 4.3), each Party agrees on behalf of itself and its Affiliates that (a) it (and each of its Affiliates) shall treat the Trade Secrets and confidential information of the other Party with at least the same degree of care as they treat their own similar Trade Secrets and confidential information, but in no event with less than reasonable care, and (b) neither Party (nor any of its Affiliates) may use or disclose the Trade Secrets or confidential information, as applicable, licensed or disclosed to it by the other Party under this Agreement, except in accordance with its respective license granted in Article 2. Nothing herein will limit either Party’s ability to enforce its rights against any third party that misappropriates or attempts to misappropriate any Trade Secret or confidential information from it, regardless of whether it is an owner or licensee of such Trade Secret or confidential information.

Section 4.2.       Security of 3M Proprietary Manufacturing Technology. Without limiting the generality of Section 4.1, SpinCo Licensees shall, during the term of this Agreement and thereafter in perpetuity (subject to Section 4.3): (a) limit the use of or access to the Company Licensed 3M Proprietary Manufacturing IP to their employees who have a need to use or access such Company Licensed 3M Proprietary Manufacturing IP for the purposes of exercising the SpinCo Licensees’ rights hereunder and to their authorized third party manufacturers or distributers (subject to Sections 2.4 (b) and (c)); (b) provide appropriate training with respect to the protection of the confidentiality of the Company Licensed 3M Proprietary Manufacturing IP prior to allowing such use or access; (c) limit such employees’ or third parties’ access to only the part(s) of such Company Licensed 3M Proprietary Manufacturing IP that are necessary for such use or access, solely during the period such use or access is necessary for the purposes of exercising the SpinCo Licensees’ rights hereunder; and (d) not otherwise disclose the Company Licensed 3M Proprietary Manufacturing IP or any part thereof to any third party.

Section 4.3.       Exceptions. Notwithstanding anything to the contrary contained herein, each Party acknowledges and agrees that the other Party’s confidentiality and security obligations with respect to Trade Secrets, confidential information, and 3M Proprietary Manufacturing Technology set forth in this Agreement do not apply to any such Trade Secrets, confidential information, or 3M Proprietary Manufacturing Technology that the recipient can demonstrate: (a) are publicly available or is otherwise in the public domain at the time of disclosure; (b) become part of the public domain after disclosure by any means other than breach of this Agreement by the recipient; (c) are obtained by the recipient, free of any obligations of confidentiality, from a third party who has a lawful right to disclose it; or (d) is independently developed by the recipient by persons not having access to, or prior knowledge of, any such Trade Secrets, confidential information, or 3M Proprietary Manufacturing Technology.

Article 5
TERM

Section 5.1.       Term and Termination. The term of this Agreement shall commence on the date hereof and shall continue until the expiration of the last-to-expire of the Intellectual Property Rights licensed under this Agreement, if ever; provided that (a) with respect to each Patent, the license to such Patent granted pursuant to Section 2.1(a) or Section 2.2 will expire upon the expiration of the term of such Patent, (b) with respect to each Copyright, the license to such Copyright granted pursuant to Section 2.1 or Section 2.2 will expire upon the expiration of the term of such Copyright, and (c) with respect to any other Intellectual Property Rights, the licenses are perpetual.

Section 5.2.       Survival. The terms and conditions of the following provisions shall survive any termination or expiration of this Agreement: Article 1, Article 2 (as set forth above in Section 5.1), Article 4, this Section 5.2 and Article 6. The termination of this Agreement will not relieve either Party of any liability under this Agreement that accrued prior to such termination.

Article 6
MISCELLANEOUS

Section 6.1.       Intellectual Property Rights under Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses for rights to “intellectual property” within the scope of Section 101 of the Bankruptcy Code. The Parties agree that each Licensee of such rights under this Agreement shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, in the event of the commencement of bankruptcy proceedings by or against a Licensor under the Bankruptcy Code, the Licensee shall be entitled to retain all of its Intellectual Property Rights under this Agreement. In addition, the Parties understand and agree that this Agreement shall be construed as a “supplementary” agreement pursuant to Section 365(n) of the Bankruptcy Code. Each Party irrevocably waives all arguments and defenses arising under 11 U.S.C. § 365(c)(1) or successor provisions to the effect that applicable Law excuses such Party from accepting performance from or rendering performance to an entity other than the debtor or debtor-in-possession as a basis for opposing assumption of this Agreement in a case under Chapter 11 of the Bankruptcy Code to the extent that such consent is required under 11 U.S.C. § 365(c)(1) or any successor statute.

Section 6.2.       Notices. All notices and other communications among the Parties under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the national mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other internationally recognized overnight delivery service or (d) when delivered by facsimile (solely if receipt is confirmed) or email (so long as the sender of such email does not receive an automatic reply from the recipient’s email server indicating that the recipient did not receive such email), addressed as follows (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6.2):

If to Company, then to:

3M Company

3M Health Care Business Group

3M Center, Building 220-14E-13

St. Paul, MN 55144-1000

Attention: Mojdeh Poul, Group President

Email:  mpoul@mmm.com

with a copy to:

3M Company

3M Office of General Counsel

3M Center, Building 220-9E-02

St. Paul, MN 55144-1000

Attention: Michael Dai, Assistant Secretary

Email:  dealnotices@mmm.com

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention: Steven A. Rosenblum

Jenna E. Levine

Email: SARosenblum@wlrk.com

JELevine@wlrk.com

If, to SpinCo, then to:

Neogen Corporation

620 Lesher Place

Lansing, MI 48912

Attention: Amy Rocklin, Vice President and General Counsel

Email: ARocklin@neogen.com

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Telephone: (212) 310-8000

Attention: Michael J. Aiello

Eoghan P. Keenan

E-mail: michael.aiello@weil.com

eoghan.keenan@weil.com

Section 6.3.       No Obligation. Nothing set forth herein shall restrict either Party from transferring, assigning or licensing any Intellectual Property Rights owned by it and licensed to the other Party hereunder; provided that any transfer or assignment of any Intellectual Property Rights licensed to a Party hereunder shall be subject to the licenses granted in this Agreement.

Section 6.4.       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns; provided that neither this Agreement nor any of the rights and benefits of a Licensee Party hereunder may be assigned to, or assumed by, a third party (whether by operation of Law or otherwise, including in connection with, or as a result of, a Change of Control) without the express prior written consent of the other Party. Notwithstanding the foregoing, subject to, and except as provided in Section 6.5, no such consent shall be required for the assignment or assumption of a Party’s rights, licenses or obligations under this Agreement in whole or in relevant part, in connection with, or as a result of a Change of Control of a Party (such Party, the “Acquired Party”) or the sale or other disposition of all or substantially all of the business or assets of a Party or its Affiliates to which this Agreement relates (such business or assets, the “Acquired Business”); provided that the resulting, surviving or transferee Person or acquirer of the Acquired Business (the “Acquiring Party”) (a) assumes all of the applicable obligations of the Acquired Party by operation of Law or by express assignment, as the case may be, and (b) delivers to the other Party, prior to or concurrently with the consummation of any transaction resulting in a Change of Control, an express acknowledgement regarding the limitations on the licenses granted hereunder to the Acquired Party as a result of such Change of Control or sale or disposition.

Section 6.5.       Limitations on Change of Control. In the event of a Change of Control:

(a)       where Company is the Acquired Party, the license granted to the Company Licensees of the SpinCo Licensed Patents set forth in Section 2.2 will be transferrable to, or assumable by, the Acquiring Party in whole or in part in accordance with Section 6.4, but shall become limited and shall not extend to any product or service or business of the Acquiring Party or its Affiliates that are sold, distributed, provided or otherwise commercialized at any time, if such product, service or business was commercialized or conducted prior to the date of the consummation of such Change of Control of Company; and

(b)       where SpinCo is the Acquired Party, the licenses granted to the SpinCo Licensees of the Company Licensed Patents set forth in Section 2.1(a) and the Company Licensed 3M Proprietary Manufacturing IP set forth in Section 2.1(b) will be transferrable to, or assumable by, the Acquiring Party in whole or in part in accordance with Section 6.4, but shall become limited and shall not extend to any product or service or business of the Acquiring Party or its Affiliates that are sold, distributed, provided or otherwise commercialized at any time, if such product, service or business was commercialized or conducted prior to the date of the consummation of such Change of Control of SpinCo.

Section 6.6.       Headings. The headings contained in this Agreement are inserted for convenience only and shall not be considered in interpreting or construing any of the provisions contained in this Agreement.

Section 6.7.       Entire Agreement. This Agreement (including the Schedules hereto) and the Transaction Documents (as defined in the SDA) constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties with respect to such subject matter; provided, however, for the sake of clarity, it is understood that this Agreement shall not supersede the terms and provisions of the SDA, which shall survive and remain in effect until expiration or termination thereof in accordance with its respective terms.

Section 6.8.       Amendment. No provision of this Agreement may be amended or modified except by a written instrument signed by each of the parties hereto or thereto, as applicable. In addition, unless the Merger Agreement (as defined in the SDA) shall have been terminated in accordance with its terms, any such amendment or modification shall be subject to the written consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed.

Section 6.9.       Waivers of Default. A waiver by a Party of any default by the other Party of any provision of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default. No failure or delay by a Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof prejudice any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver by any Party of any provision of this Agreement shall be effective unless explicitly set forth in writing and executed by the Party so waiving. In addition, unless the Merger Agreement shall have been terminated in accordance with its terms, any such waiver by SpinCo shall be subject to the written consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed.

Section 6.10.    Governing Law; Submission to Jurisdiction. This Agreement, and all claims, disputes, controversies or causes of action (whether in contract, tort, equity or otherwise) that may be based upon, arise out of or relate to this Agreement (including any schedule hereto) or the negotiation, execution or performance of this Agreement (including any claim, dispute, controversy or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. Each of the Company and SpinCo, on behalf of itself and the members of its Group agrees that any Action related to this Agreement shall be brought exclusively in the federal or state courts located in the state of Delaware. By executing and delivering this Agreement, each of the Parties irrevocably: (a) accepts generally and unconditionally submits to the exclusive jurisdiction of the Chosen Courts for any Action contemplated by this Section 6.10; (b) waives any objections which such Party may now or hereafter have to the laying of venue of any Action contemplated by this Section 6.10 and hereby further irrevocably waives and agrees not to plead or claim that any such Action has been brought in an inconvenient forum; (c) agrees that it will not attempt to deny or defeat the personal jurisdiction of the Chosen Courts by motion or other request for leave from any such court; (d) agrees that it will not bring any Action contemplated by this Section 6.10 in any court other than the Chosen Courts; (e) agrees that service of all process, including the summons and complaint, in any Action may be made by registered or certified mail, return receipt requested, to such Party at their respective addresses provided in accordance with Section 6.2 or in any other manner permitted by Law; and (f) agrees that service as provided in the preceding clause (e) is sufficient to confer personal jurisdiction over such Party in the Action, and otherwise constitutes effective and binding service in every respect. Each of the Parties agrees that a final judgment in any such Action in a Chosen Court as provided above may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law, and each Party further agrees to the non-exclusive jurisdiction of the Chosen Courts for the enforcement or execution of any such judgment.

Section 6.11.    Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Party or Parties who are, or are to be, thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief (on an interim or permanent basis) of their rights under this Agreement; provided that such relief shall not include the termination or revocation of any licenses granted hereunder. The Parties agree that the remedies at law for any breach or threatened breach, including monetary damages, may be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with such remedy are waived by each of the Parties. Nothing in this Section 6.11 is intended to limit or waive the aggrieved Party’s ability to pursue any other remedy to which it is entitled.

Section 6.12.    Waiver of Jury Trial. THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING IN ANY COURT RELATING TO ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT (INCLUDING ANY SCHEDULE HERETO) OR THE BREACH, TERMINATION OR VALIDITY OF SUCH AGREEMENTS OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF SUCH AGREEMENT. NO PARTY TO THIS AGREEMENT SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS AGREEMENT OR ANY RELATED INSTRUMENTS. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EACH PARTY TO THIS AGREEMENT CERTIFIES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT OR INSTRUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH ABOVE IN THIS SECTION 6.12. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 6.12 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

Section 6.13.    Severability. If any provision of this Agreement, or the application of any such provision to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties.

Section 6.14.    Counterparts. This Agreement may be executed in two or more counterparts (including by electronic or .pdf transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of any signature page by facsimile, electronic or .pdf transmission shall be binding to the same extent as an original signature page.

Section 6.15.    Rules of Construction. Interpretation of this Agreement shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms “Article,” “Section,” “paragraph,” “clause,” “Exhibit” and “Schedule” are references to the Articles, Sections, paragraphs, clauses, Exhibits and Schedules of this Agreement unless otherwise specified; (c) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement, including the Schedules and Exhibits hereto; (d) references to “$” shall mean U.S. dollars; (e) the word “including” and words of similar import when used in this Agreement shall mean “including without limitation,” unless otherwise specified; (f) the word “or” shall not be exclusive; (g) references to “written” or “in writing” include in electronic form; (h) provisions shall apply, when appropriate, to successive events and transactions; (i) the table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement; (j) the Company and SpinCo have each participated in the negotiation and drafting of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or burdening either Party by virtue of the authorship of any of the provisions in this Agreement or any interim drafts of this Agreement; and (k) a reference to any Person includes such Person’s successors and permitted assigns.

Section 6.16.    Relationship of the Parties. Nothing contained herein shall be deemed to create a partnership, joint venture or similar relationship between the Parties. Neither Party is the agent, employee, joint venturer, partner, franchisee or representative of the other Party. Each Party specifically acknowledges that it does not have the authority to, and shall not, incur any obligations or responsibilities on behalf of the other Party. Notwithstanding anything to the contrary in this Agreement, each Party (and its officers, directors, agents, employees and members) shall not hold themselves out as employees, agents, representatives or franchisees of the other Party or enter into any agreements on such Party’s behalf.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

3M COMPANY

By:
Name: Title:

GARDEN SPINCO CORPORATION

By:
Name: Title: